THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the contents of this document or what action you should take, you are recommended to seek immediately your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services and Markets Act 2000 if you are resident in the United Kingdom or, if not, another appropriately authorised independent professional adviser.

IF YOUR SYLTONE SHARES ARE IN UNCERTIFICATED FORM, THAT IS, IN CREST, YOU SHOULD NOT COMPLETE THIS FORM. THE PROCEDURE FOR ACCEPTANCE OF THE OFFER IF YOUR SYLTONE SHARES ARE HELD IN UNCERTIFICATED FORM IS SET OUT IN PARAGRAPH 16(b) IN PART 2 OF THE OFFER DOCUMENT.

This Form of Acceptance (“Form”) should be read in conjunction with the accompanying offer document dated 25 November 2003 from UBS on behalf of GD First (the “Offer Document”). The terms and conditions of the Offer Document, as defined and contained in the Offer Document, are deemed to be incorporated in and form part of this Form. Unless the context otherwise requires, the definitions contained in the Offer Document also apply to this Form.

If you have sold or otherwise transferred all your Syltone Shares, please send this Form and the accompanying Offer Document and the reply-paid envelope as soon as possible to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. However, as the Offer is not being made, directly or indirectly, in or into Australia, Canada, Japan or the United States, these documents should not be forwarded or transmitted in or into Australia, Canada, Japan or the United States or any other jurisdiction if to do so would constitute a violation of the relevant laws in such jurisdictions.

UBS is acting for Gardner Denver and GD First in connection with the Offer and no one-else and will not be responsible to anyone other than Gardner Denver and GD First for providing the protections offered to clients of UBS nor for providing advice in relation to the Offer.

ING, which is regulated in the UK for the conduct of investment business by the Financial Services Authority, is acting for Syltone and no-one else in connection with the Offer and will not be responsible to anyone other than Syltone for providing the protections afforded to customers of ING nor for giving advice in relation to the Offer.

The Offer is not being made, directly or indirectly, in or into, or by the use of the mails of or by any means or instrumentality (including, without limitation, telephonically or electronically) of interstate or foreign commerce of, or of any facilities of a national, state or other securities exchange of, Australia, Canada, Japan or the United States. Accordingly, neither this Form nor the accompanying Offer Document is being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from Australia, Canada, Japan or the United States. Any person (including custodians, nominees and trustees) who would, or otherwise intends to, forward this document and/or the accompanying Offer Document to any jurisdiction outside the United Kingdom should read paragraph 17 of the letter from UBS in Part 2 and paragraph 5 of Part B of Appendix I to the Offer Document before taking any action. Further information for Overseas Shareholders is contained in the Offer Document.

FORM OF ACCEPTANCE, AUTHORITY AND ELECTION

Recommended Cash Offer
by

UBS INVESTMENT BANK
on behalf of

GD FIRST (UK) PLC

for

SYLTONE PLC

ACTION TO BE TAKEN

  To accept the Offer, complete this Form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.
  Return this Form, duly completed and signed and, if your Syltone Shares are in certificated form, accompanied by your share certificate(s) and/or other document(s) of title, by post or by hand (during normal business hours) to Capita IRG Plc, Corporate Actions, PO Box 166, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU as soon as possible, but in any event, so as to arrive no later than 3.00 p.m. on 16 December 2003. A reply-paid envelope is enclosed for use within the United Kingdom.
  If you hold Syltone Shares both in CREST and outside CREST, complete this Form for your holding of Syltone Shares in certificated form, that is outside CREST. The procedure for acceptance of the Offer for Syltone Shares held in CREST is set out in paragraph 16(b) of the letter in Part 2 of the Offer Document.
  If you hold Syltone Shares in certificated form and your share certificate(s) and/or other document(s) of title in respect of your Syltone Shares are with your bank, stockbroker or other agent, you should complete and sign this Form and arrange for it to be lodged by such agent with the relevant document(s), unless your certificate(s) and/or other document(s) of title are not readily available, in which case please refer to Note 5 on page 4 of this Form.
  If you hold Syltone Shares in certificated form, but under different designations, you should complete a separate Form of Acceptance in respect of each designation. You can obtain further Forms of Acceptance by contacting Capita IRG Plc, Corporate Actions (telephone 0870 162 3100 or, if calling from outside the UK, +44 (0)20 8639 2157).
  If you hold Syltone Shares jointly with others, you must arrange for all your co-holders to sign this Form.
  A Form of Acceptance contained in an envelope postmarked in Australia, Canada, Japan or United States, or otherwise appearing to GD First or its agents to have been sent from any of those countries may be rejected as an invalid acceptance of the Offer. Without prejudice to Appendix I to the Offer Document, GD First reserves the right to treat as valid, in whole or in part, any acceptance of the Offer which is not entirely in order or which is not accompanied by the relevant share certificate(s) and/or other document(s) of title.

If you are in any doubt as to how to fill in this Form, please telephone Capita IRG Plc, Corporate Actions (telephone 0870 162 3100 or, if calling from outside the UK, +44 (0)20 8639 2157).

DO NOT DETACH ANY PART OF THIS FORM.

HOW TO COMPLETE THIS FORM OF ACCEPTANCE
YOUR ACCEPTANCE SHOULD BE RECEIVED BY NO LATER THAN 3.00 P.M. ON 16 DECEMBER 2003. The provisions of Part B and Part C of Appendix I to the Offer Document are incorporated into and form part of this Form.

Please follow the instructions below when completing page 3.

TO ACCEPT THE OFFER
1	To accept the Offer, insert in Box 1 the total number of Syltone Shares in certificated form (that is, not in CREST) in respect of which you wish to accept the Offer, whether or not you wish to accept the Loan Note Alternative in respect of all or any of your Syltone Shares.	You must also sign Box 3, in accordance with the instructions set out herein which will constitute your acceptance of the Offer, and, if appropriate, Box 2, Box 4, Box 5 and/or Box 6. If no number, or a number greater than your entire holding of Syltone Shares is inserted in Box 1 and you have signed	Box 3, you will be deemed to have inserted in Box 1 and to have accepted the Offer in respect of your entire registered holding of Syltone Shares (being the entire holding under the name and address specified next to Box 1 or, if appropriate, in Box 4).

Complete here
THE LOAN NOTE ALTERNATIVE
2	To elect for the Loan Note Alternative instead of all or part of the cash you are entitled to under the Offer, you should insert in Box 2 the number of Syltone Shares in respect of which you wish to elect to receive Loan Notes rather than cash as consideration, having entered in Box 1 the total	number of Syltone Shares in respect of which you wish to accept the Offer. The number entered in Box 2 cannot exceed the number inserted or deemed to be inserted in Box 1 and, if it does so, it will be deemed to be the number inserted or deemed to be inserted in Box 1. You should also	sign Box 3 in accordance with the instructions set out herein and, if appropriate, complete Box 4, Box 5 and/or Box 6.
Complete here
SIGNATURES
3	You MUST sign Box 3 regardless of which other Boxes you complete. In the case of joint holders, ALL joint holders must sign. All registered holders who are individuals MUST SIGN BOX 3 IN THE PRESENCE OF A WITNESS who must also sign Box 3 where indicated. The witness must be over 18 years of age and should not be another joint holder signing the Form. The witness should state his or her name and address and sign where indicated. The same person	may witness each signature of joint holders. A company incorporated in the United Kingdom may affix its common seal, which should be affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act applies may execute this Form by two directors or one director and the company secretary signing the Form and inserting the name of the company above or alongside the signatures. A company incorporated outside the United Kingdom	should execute this Form in accordance with the Foreign Companies (Execution of Documents) Regulations 1994. Each officer signing this Form should state the office which he/she holds in the company underneath his/her signature. If the Form is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney or executor(s)) of the person(s) signing the Form. Such person should also deliver evidence of his/her authority in accordance with the notes on page 4.

Complete here
FULL NAME(S) AND ADDRESS(ES)
4	If your details shown next to Box 1 are incorrect or no details are shown, complete Box 4 with the full name and address of the sole or first-named registered holder in BLOCK CAPITALS together with the name(s) of all other joint registered holders (if any). If your details as shown next to Box 1 are correct, do not complete Box 4. Insert in Box 4 the name(s) and capacity (e.g. executor(s)/attorney(s))	of the person(s) making the acceptance if the acceptance is not made by the registered holder(s). Your attention is also drawn to Box 6. Unless you complete Box 6, the address of the sole or first-named registered holder shown next to Box 1 or inserted in Box 4 is the address to which the consideration due to you under the Offer will be	sent. If you insert in Box 4 an address in Australia, Canada, Japan or the United States, you must insert in Box 6 an alternative address outside Australia, Canada, Japan or the United States. Please give a telephone number where you can be contacted in the event of any query.

Complete here
OVERSEAS SHAREHOLDERS
5	If you are unable to give the warranties set out in paragraph 1(b)(ii) of Part C of Appendix I to the Offer Document, you must put "NO" in Box 5.	If you do not put "NO" in Box 5, you will be deemed to have given such warranties.
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ALTERNATIVE ADDRESS FOR DESPATCH OF CONSIDERATION DUE UNDER THE OFFER
6	If you wish the consideration due to you under the Offer and/or returned documents to be sent to someone (who must be outside Australia, Canada, Japan or the United States) other than the first-named registered holder at his address set out next to Box 1 or, if appropriate, in Box 4 (e.g. your	bank manager or stockbroker), you should complete Box 6. Box 6 must be completed by holders who have completed Box 4 with an address in Australia, Canada, Japan or the United States. You must not	insert in Box 6 an address in Australia, Canada, Japan or the United States.
Complete here

The provisions of Part B and Part C of Appendix I to the Offer Document are incorporated into and form part of this Form.

	TO ACCEPT THE OFFER	Box 1
1	Complete Box 1 and sign Box 3 in the presence of a witness. If appropriate, please also complete Boxes 2, 4, 5 and/or 6.	_______________________________________________ Total number of Syltone Shares in certificated form (that is, not in CREST) in respect of which you wish to accept the Offer.

	TO ELECT FOR THE LOAN NOTE ALTERNATIVE	Box 2
2	Complete Boxes 1 and 2 (and if appropriate Boxes 4, 5 and/or 6) and sign Box 3.	__________________________________________________________ No. of Syltone Shares in certificated form (that is, not in CREST) in respect of which you wish to elect for the Loan Note Alternative.

IN ALL CASES SIGN HERE TO ACCEPT THE OFFER	Box 3
3	Executed and delivered as a deed by:	Witnessed by: see paragraph 3 on page 2 for details as to who may act as a witness
1._________________________________________ 2._________________________________________ 3._________________________________________ 4._________________________________________	1. Name ___________________________________
Signature:__________________________________
2. Name ___________________________________
Signature:__________________________________
3. Name ___________________________________
Signature:__________________________________
4. Name ___________________________________
Signature:__________________________________	Address __________________________________
_________________________________________
Address __________________________________
_________________________________________
Address __________________________________
_________________________________________
Address __________________________________
_________________________________________
IMPORTANT: EACH REGISTERED HOLDER WHO IS AN INDIVIDUAL MUST SIGN IN THE PRESENCE OF A WITNESS WHO MUST ALSO SIGN AND PRINT HIS OR HER NAME WHERE INDICATED. IN THE CASE OF JOINT HOLDERS, ALL MUST SIGN.
EXECUTION BY A COMPANY
**The common seal of the company named below was affixed/Executed as a deed on behalf of the company named below in the presence of/acting by:
	_________________________________________ Name of company **delete as appropriate	_______________________________________ Signature _______________________________________ Signature	__________________________________________ Name of Director __________________________________________ Name of Director/Secretary

FULL NAME(S) AND ADDRESS Do not complete Box 4 if your details as shown next to Box 1 are correct.	Box 4
4	First registered holder 1. Forename(s) _____________________________ (Mr/Mrs/Ms) Surname _____________________________	Second registered holder 2. Forename(s) _____________________________ (Mr/Mrs/Ms) Surname _____________________________	Third registered holder 3. Forename(s) _____________________________ (Mr/Mrs/Ms) Surname _____________________________	Fourth registered holder 4. Forename(s) _____________________________ (Mr/Mrs/Ms) Surname _____________________________

Address
_____________________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________________________

Postcode______________________________________________________________________________________________________________________________________

DAYTIME CONTACT TELEPHONE NUMBER________________________________________________________________________

	OVERSEAS PERSONS	Box 5
5	Put "NO" in Box 5 if you are unable to give the warranties relating to Overseas Shareholders in paragraph 1(b)(ii) of Part C of Appendix I to the Offer Document.	[ ]

Box 6
6	Address (outside Australia, Canada, Japan or the United States) to which consideration or returned documents should be sent, if not as set out next to
Box 1 or, if appropriate, in Box 4.
(To be completed in BLOCK CAPITALS)	Name_____________________________________________________________
Address___________________________________________________________
__________________________________________________________________
Postcode___________________________________________________________

FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM OF ACCEPTANCE

In order to be effective, this Form must, except as mentioned below, be signed personally by the registered holder or, in the case of a joint holding, by ALL the joint holders and each individual signature must be independently witnessed. Each witness must complete his or her details and sign in the place provided in Box 3 of this Form next to the signature of the relevant Syltone Shareholder. A company incorporated in the United Kingdom may affix its common seal, which should be affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act applies may execute this Form by two directors or one director and the company secretary signing the Form and inserting the name of the company above or alongside the signatures. A company incorporated outside the United Kingdom should execute this Form in accordance with the Foreign Companies (Execution of Documents) Regulations 1994. Each officer signing the Form should state the office which he/she holds in the company underneath his /her signature.

1.     If a holder is away from home (e.g. abroad or on holiday) or where a power of attorney has been granted

Send this Form by the quickest means (e.g. airmail) but not in or into Australia, Canada, Japan or the United States, to the holder for execution or, if he has executed a power of attorney, have this Form signed by the attorney in the presence of a witness. In the latter case, the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971 or other applicable law by, for example, a solicitor) must be lodged with this Form for noting. No other signatures are acceptable.

2.     If you have sold or transferred all of your Syltone Shares

You should at once pass this Form, together with the Offer Document and the reply-paid envelope, to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Australia, Canada, Japan or the United States. If your Syltone Shares are in certificated form and you wish to sell part of your holding of Syltone Shares and also wish to accept the Offer in respect of the balance but are unable to obtain the balance certificate by 3.00 p.m. on 16 December 2003 (or any later closing date), you should ensure that the stockbroker or other agent through whom you make the sale obtains the appropriate endorsement or indication, signed on behalf of Syltone’s registrars, Northern Registrars Ltd. at Northern House, Woodsome Park, Fenay Bridge, Huddersfield HD8 0LA, in respect of the balance of your holding of Syltone Shares.

3.     If the sole holder has died

If a grant of probate or letters of administration has/have been registered with Northern Registrars Ltd. at Northern House, Woodsome Park, Fenay Bridge, Huddersfield HD8 0LA, as Syltone’s registrars, this Form must be signed by the personal representative(s) of the deceased, each in the presence of a witness who must also sign this Form, and the signed Form must be lodged, together with the share certificate and/or other documents(s) of title, with Capita IRG Plc at the address set out in paragraph 11 below. If a grant of probate or letters of administration has/have not been registered with Syltone’s registrars, the personal representative(s) or the prospective personal representative(s) or executor(s) should sign this Form, each in the presence of a witness who must also sign this Form, and the signed Form must be forwarded together with the share certificate(s) or other document(s) of title to Capita IRG Plc at the address set out in paragraph 11 below. However, the grant of probate or letters of administration must be lodged with Capita IRG Plc before the consideration due under the Offer can be forwarded to the personal representative(s) or executors.

4.     If one of the joint holders has died

This Form must be signed by all the surviving holders, each in the presence of a witness who must also sign this Form, and the signed Form must be lodged with Capita IRG Plc at the address set out in paragraph 11 below with the share certificate(s) and/or other document(s) and accompanied by the death certificate, grant of probate or letters of administration in respect of the deceased holder.

5.     If your share certificate(s) are held by your bank, stockbroker or other agent

Complete this Form and, if the share certificate(s) is/are readily obtainable, deliver this completed Form to your bank, stockbroker or other agent for lodging with Capita IRG Plc at the address set out in paragraph 11 below accompanied by the share certificate(s) and/or other document(s) of title. If the share certificate(s) and/or other document(s) of title is/are not readily obtainable, send this Form duly completed to Capita IRG Plc at the address set out in paragraph 11 below with a note saying, for example, “Share certificate(s) to follow” and arrange for the share certificate(s) and/or other document(s) of title to be forwarded to Capita IRG Plc at the address set out in paragraph 11 below as soon as possible thereafter. It is helpful for your agent to be informed of the full terms of the Offer (unless he is in Australia, Canada, Japan or the United States).

6.     If your Syltone Shares are in certificated form and share certificate(s) and/or other document(s) of title has/have been lost

Complete this Form and, no later than 3.00 p.m. on 16 December 2003 (or any later closing date), lodge the completed Form, together with any share certificate(s) and/or other document(s) of title available, with Capita IRG Plc at the address set out in paragraph 11 below accompanied by a letter stating that you have lost one or more of your certificate(s) and/or other document(s) of title. You should write as soon as possible to Syltone’s registrars, Northern Registrars Ltd. at the address set out in paragraph 3 above for a letter of indemnity which, when completed in accordance with the instructions given, should be returned to Capita IRG Plc, at the address given in paragraph 11 below. No acknowledgement of receipt of documents will be given. No consideration due under the Offer will be paid or delivered unless such share certificate(s) and/or other document(s) of title, or an acceptable indemnity in lieu thereof, is/are received by Capita IRG Plc.

7.     If your Syltone Shares are in uncertificated form, that is, in CREST

The procedure for acceptance of the Offer for Syltone Shares held in uncertificated form, that is, in CREST, is set out in paragraph 16(b) in Part 2 of the Offer Document.

8.     If this Form is signed under a power of attorney

The completed Form, together with the share certificate(s) and /or other document(s) of title, should be lodged with Capita IRG Plc at the address set out in paragraph 11 below, accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971 or other applicable law by, for example, a solicitor). The power of attorney will be noted by Capita IRG Plc and returned as directed.

9.   If your full name or other particulars differ from those appearing on your share certificate(s), for example:

(a)

Name on the share certificate                                                                                                       Stephen Drake
Correct name                                                                                                                           Steven Drake
Complete this Form with the correct name and lodge it with Capita IRG Plc at the address set out in paragraph 11 below, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate(s) and the person who signed this Form is one and the same.

(b)	Incorrect address on the share certificate(s): Write the correct address in Box 4 of this Form.
(c)	Change of name: If you have changed your name, lodge your marriage certificate or the deed poll with this Form for noting.

10.    If you are not resident in the United Kingdom

The attention of Syltone Shareholders not resident in the United Kingdom (and custodians, nominees or trustees thereof) is drawn to paragraph 5 of Part B of Appendix I to the Offer Document. It is the responsibility of Syltone Shareholders resident, or with registered addresses, in any jurisdiction outside the United Kingdom to ensure that they can lawfully accept the Offer before attempting to do so.

11.    Payment of consideration

The consideration due to you under the Offer cannot be sent to you until all documents, properly completed, have been received by post or by hand (during normal business hours) by Capita IRG Plc, Corporate Actions, PO Box 166, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU.

Forms of Acceptance should be received as soon as possible and in any event by 3.00 p.m. on 16 December 2003.

Merrill Corporation Ltd, London
03LON2072